Exhibit 10.40

FIRST AMENDMENT TO CREDIT AGREEMENT AND

INCREMENTAL FACILITY AGREEMENT

This FIRST AMENDMENT TO CREDIT AGREEMENT AND INCREMENTAL FACILITY AGREEMENT, dated as of February 23, 2015 (this “Agreement”), is entered into by and among EXLSERVICE HOLDINGS, INC., a Delaware corporation (the “Borrower”), each of the Subsidiaries of the Borrower party hereto (the “Loan Guarantors”), the lenders party hereto (the “Lenders”) and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Recitals

The Borrower, the Loan Guarantors, the Administrative Agent and certain of the Lenders have entered into a Credit Agreement, dated as of October 24, 2014 (as it may be amended or modified from time to time, the “Credit Agreement”).

The Borrower has requested an increase to the aggregate Commitments in an aggregate principal amount of $50,000,000 (the “Incremental Increase”) in accordance with the terms and conditions of Section 2.09 of the Credit Agreement.

Subject to the terms and conditions of this Agreement, Bank of America, N.A. (the “New Lender”) has agreed to become a Lender under the Credit Agreement, and the New Lender and the other Lenders have severally committed to provide a portion of the Incremental Increase in the respective amounts set forth on Annex A to this Agreement.

The parties hereto have agreed to certain amendments to the Credit Agreement as set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1. Capitalized Terms. All capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the Recitals hereto) shall have the meanings assigned thereto in the Credit Agreement.

2. Joinder of New Lender. The New Lender (a) represents and warrants that (i) from and after the Effective Date (as defined below), it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of its Commitment, shall have the obligations of a Lender thereunder, and (ii) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 5.01 thereof, as applicable, and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and provide its Commitment on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

3. Incremental Increase.

(a) Subject to the terms and conditions set forth in this Agreement and the Credit Agreement, each Lender severally agrees that (i) each Lender’s existing Commitment shall be increased by the amount for such Lender set forth on Annex A under the heading “Incremental Increase”, and (ii) immediately after giving effect to this Agreement, such Lender’s total Commitment shall be the amount for such Lender set forth on Annex A under the heading “Total Commitment”.

(b) The terms and conditions applicable to the Incremental Increase shall be the same as the terms and conditions applicable to all Commitments and all Loans made in respect of the Incremental Increase shall be subject to the same terms and conditions as all other Loans made under the Commitments.

(c) By its execution hereof, each party hereto consents to the Incremental Increase and the other transactions contemplated hereby notwithstanding any prior notice requirements required by Section 2.09 of the Credit Agreement.

4. Amendment to Credit Agreement. Section 1.01 of the Credit Agreement is hereby amended by amending and restating the following definition in its entirety as follows:

“Issuing Banks” means, individually and collectively as the context may require, (a) Chase, in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity, (b) Citibank, N.A., in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity, and (c) Bank of America, N.A., in its capacity as an issuer of Letters of Credit hereunder, and its successors in such capacity. Any Issuing Bank may, in its discretion, arrange for one or more Letters of Credit to be issued by Affiliates of such Issuing Bank, in which case the term “Issuing Bank” shall include any such Affiliate with respect to Letters of Credit issued by such Affiliate.

5. Conditions to Effectiveness. Upon the satisfaction or waiver of each of the following conditions, this Agreement shall be deemed to be effective (the date of such satisfaction, the “Effective Date”):

(a) the Administrative Agent shall have received counterparts of this Agreement executed by the Administrative Agent, each Lender, the Borrower and each Loan Guarantor;

(b) the Administrative Agent shall have received a duly executed amended and restated Note (or in the case of the New Lender, an initial Note) in favor of each Lender in the amount of such Lender’s Commitment (as increased hereby);

(c) no Default shall exist as of the Effective Date; and

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(d) the Borrower shall have delivered to the Administrative Agent a certificate in form and substance satisfactory to the Administrative Agent certifying (i) that attached thereto is a true, correct and correct copy of (A) the resolutions of the Borrower authorizing the execution, delivery and performance of this Agreement, (B) any amendments to articles or certificates of formation or incorporation (or the equivalent) and the bylaws or operating agreements (or the equivalent) of the Borrower since October 24, 2014.

6. Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Agreement shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any other term or condition of the Credit Agreement or any other Loan Document, other than as expressly set forth herein, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Credit Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any other Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby.

7. Representations and Warranties. By its execution hereof, each Loan Party hereby certifies, represents and warrants that (a) it has the corporate power and authority to execute, deliver and perform this Agreement, (b) it has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, (c) this Agreement has been duly executed and delivered on behalf of such Credit Party, (d) this Agreement constitutes a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law) and (e) each of the representations and warranties made by it in or pursuant to the Loan Documents are true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Materially Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the Effective Date as if made on and as of the Effective Date (both before and after giving effect to the Incremental Increase), except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects) as of such earlier date.

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8. Reaffirmation. By its execution hereof, each Loan Guarantor hereby (a) consents to the execution and delivery of this Agreement, (b) agrees that none of its obligations and covenants under the Loan Guaranty shall be reduced or limited by the execution and delivery of this Agreement, and (c) reaffirms all of its obligations and covenants under the Credit Agreement and the Loan Guaranty.

9. Execution in Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of an original executed counterpart hereof.

10. Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

11. Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.

12. Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.

13. Nature of Agreement. This Agreement shall be a Loan Document.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their duly authorized officers, all as of the day and year first written above.

BORROWER:

EXLSERVICE HOLDINGS, INC.

By	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	Chief Executive Officer

LOAN GUARANTORS:

EXLSERVICE.COM, LLC

By	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	Chief Executive Officer

BUSINESS PROCESS OUTSOURCING, L.L.C.

By	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	Chief Executive Officer

EXLSERVICE TECHNOLOGY SOLUTIONS, LLC

By	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	Chief Executive Officer

OUTSOURCE PARTNERS INTERNATIONAL, INC.

By	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	Chief Executive Officer

OVERLAND HOLDINGS, INC.

By	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	Chief Executive Officer

OVERLAND SOLUTIONS, INC.

By	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	Chief Executive Officer

INSIGHT SOLUTIONS, LLC

By	/s/ Rohit Kapoor
Name:	Rohit Kapoor
Title:	Chief Executive Officer

ADMINISTRATIVE AGENT:

JPMORGAN CHASE BANK, N.A., individually as a Lender, as Administrative Agent and as an Issuing Bank

By	/s/ James J. McDonnell
Name:	James J. McDonnell
Title:	Authorized Signer

LENDER:

CITIBANK, N.A., as a Lender and an Issuing Bank

By	/s/ Stephen G. O’Keefe
Name:	Stephen G. O’Keefe
Title:	Senior Vice President

LENDER:

BANK OF AMERICA, N.A., as a Lender and an Issuing Bank

By	/s/ Jana L. Baker
Name:	Jana L. Baker
Title:	Senior Vice President

ANNEX A

Incremental Increase and Total Commitments

Lender	Incremental Increase	Total Commitment
JPMorgan Chase Bank, N.A.	$15,000,000	$40,000,000
Citibank, N.A.	$15,000,000	$40,000,000
Bank of America, N.A.	$20,000,000	$20,000,000
Total	$50,000,000.00	$100,000,000.00